Preliminary
2008 Fourth Quarter Results
February 3, 2009
9:00 AM EDT
 Contact ResCap Investor Relations at (866) 710-4623 or rescapinvestorrelations@gmacrescap.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC (“GMAC”) and Residential Capital, LLC (“ResCap”)
management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,”
“outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,”
“continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and ResCap’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for ResCap, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following:
securing low cost funding for ResCap; our ability to maintain an appropriate level of debt; GMAC’s ability to realize the anticipated benefits associated with its recent conversion to a bank holding company, and the increased regulation and restrictions that we will be subject to; uncertainty concerning our ability to access additional federal liquidity programs; recent developments in the residential mortgage and capital markets; the continuing negative impact on ResCap of the decline in the
U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund ResCap’s operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the
adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations.   Investors are cautioned not to place undue reliance on forward-looking statements. ResCap undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of this presentation, except where expressly required by law. 2

2008 Actions 6/08 Completed ResCap
bond exchange,
capturing a $1.7 billion
discount 9/08 Announced sale of
GMAC Home Services
and ResCap
restructuring 12/08 GMAC Granted
Bank Holding Company
status 12/08 Completed GMAC
and ResCap bond
exchanges, raising $11.7
billion of capital at the
GMAC level* 1/09 GMAC purchased
ResCap’s interests in
GMAC Bank * Capital raised includes $11.4 billion from gain on transaction and $0.2 billion book value of new preferred interests 3

ResCap: Key Messages Operating and market environments Execution of strategic initiatives continues to reduce the balance sheet and lower operating costs; however, weak real estate market conditions persist Credit-related costs remain at elevated levels Cost of funding is very high Significant portion of assets are in run-off; poor market for disposition of non-conforming assets Capital and liquidity needs continue Remained compliant with key covenants Ongoing evaluation of plans to address capital and liquidity needs GMAC holds significant portions of ResCap debt from bond exchange Core origination and servicing business provides diversification for GMAC ResCap continues to rely on GMAC support 4

ResCap: Key Metrics 2 1 Q4 ’08 includes $754 million after-tax gain on extinguishment of debt. 2 Total assets include the assets of auto division of GMAC Bank as presented on ResCap’s financial statements. 3 Government and Prime Second Liens are included in Prime Non-conforming. 3 Of the total, $4.2 billion was securitized on-balance sheet at 12/31/08, with no economic exposure. 3 ResCap Net Income 1 ($981) ($1,912) ($1,860) ($859) ($910) ($254) ($2,261) ($921) ($2,400) ($1,400) ($400) $600 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ mil) ResCap Total Assets 2 $131 $126 $116 $89 $81 $73 $67 $58 $0 $50 $100 $150 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Primary Servicing - Period End $453 $461 $466 $453 $460 $437 $394 $426 $0 $200 $400 $600 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Prime Conforming Prime Non-conforming Nonprime ($ bil) ResCap Loan Production $9 $12 $18 $21 $21 $29 $35 $38 $0 $20 $40 $60 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Prime Conforming Prime Non-conforming Nonprime ($ bil) 5

Supplemental

ResCap: Income Statement

($ millions)	Q4 2008	Q4 2007
Revenue		
Total financing revenue	$957	$1,719
Interest expense	852	1,479
Depreciation expense on operating lease assets	96	89
Impairment of investment in operating leases	75	-
Net financing revenue	(66)	152
Other revenue		
Servicing fees	334	440
Servicing asset valuation and hedge activities, net	(248)	34
Gain (loss) on sale of loans	(56)	299
Gain (loss) on investment securities	(80)	(399)
Gain (loss) on retirement of debt	757	521
Other income	(189)	(204)
Total other revenue	518	691
Total net revenue	451	843
Provision for credit losses	825	836
Non-interest expense		
Compensation and benefits expense	144	234
Other operating expenses	570	665
Total non-interest expense	714	899
Minority Interests	(9)	26
Loss before income tax benefit	(1,079)	(917)
Income tax (benefit) expense	(98)	4
Net income (loss)	($981)	($921)

($ millions)	Q4 2008	Q4 2007
Net Income		
Residential Finance Group	($591)	($618)
Business Capital Group	(417)	(325)
International Business Group	(482)	(184)
ResCap Corp/Elims	510	206
Total	**($981)**	**($921)**

Note: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on a ResCap reported basis; results as they appear on a GMAC reported basis can be found on page 12 of this presentation.

RESCAP
Q4 2008 GMAC Preliminary Results
6

ResCap: Global Portfolio Credit Quality Excluding
loans
impacted
by FAS
159 Excluding
loans
impacted
by FAS
159 Total HFI* = $25.9 billion                                    Total Lending Receivables* = $6.6 billion                                    *Note: HFI and Lending Receivables balances are carry value before allowance; charge-off percentages are not annualized. 1- Mortgage loans HFI are part of Finance Receivables and Loans (consumer) on GMAC’s financial statements. 2- Lending Receivables are part of Finance Receivables and Loans (commercial) on GMAC’s financial statements. Nonaccrual Loans as a Percentage of Mortgage Loans Held For Investment 1 14.0% 14.1% 16.2% 12.7% 17.1% 19.9% 22.2% 11.9% 12.2% 12.4% 15.2% 16.9% 0.0% 6.0% 12.0% 18.0% 24.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Nonaccrual Loans as a Percentage of Lending Receivables 2 10.9% 2.9% 5.0% 7.2% 11.6% 21.8% 20.4% 7.1% 0.0% 6.0% 12.0% 18.0% 24.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Net Charge-offs as a Percentage of Mortgage Loans Held For Investment 0.40% 0.73% 0.41% 0.76% 0.61% 0.66% 0.33% 0.86% 0.46% 0.67% 0.71% 0.92% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Net Charge-offs as a Percentage of Lending Receivables 0.37% 2.65% 0.47% 4.03% 0.14% 0.47% 0.22% 1.07% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 7

ResCap: Capital and Liquidity

Total equity of $2.2 billion (12/31/08)

- ResCap received equity infusions of $1.67 billion from GMAC during Q4 2008, including $690 million of GMAC MSR debt forgiveness and the contribution of $976 million of ResCap bonds (face value plus accrued interest) that resulted in a gain on the extinguishment of debt of $757* million
- Tangible net worth, without GMAC Bank, as required by certain bank facility covenants, was $350 million vs. $250 million covenant requirement**
- ResCap was also compliant with its minimum cash covenants at quarter end
- If ResCap were to need additional support, GMAC would provide that support so long as it was in the best interests of GMAC stakeholders. While there can be no assurances, GMAC's recently approved status as a regulated bank holding company has increased the importance of its support for ResCap.

Global ResCap cash and cash equivalents of $7.0 billion (12/31/08)

- ResCap cash and cash equivalents increased $98 million compared to Q3 2008
- Of the total, $5.5 billion was held at GMAC Bank***

($ billions)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Cash and cash equivalents[1]	$7.0	$6.9	$6.6	$4.2	$4.4	$6.5	$3.7	$2.6
Common equity	$2.2	$2.3	$4.1	$5.7	$6.0	$6.2	$7.5	$7.2

** Represents a before-tax number.*

*** For this purpose, consolidated tangible net worth is defined as the company's consolidated equity, excluding intangible assets and any equity in GMAC Bank to the extent included in the Company's consolidated balance sheet.*

**** GMAC Bank Cash & Cash Equivalents as presented on GMAC Bank's GAAP financial statements.*

[1] These figures include the auto division of GMAC Bank, as presented on ResCap's financial statements.

RESCAP

Q4 2008 GMAC Preliminary Results

8

GMAC Bank: IB Finance Transaction

On January 30, GMAC acquired 100% of ResCap's non-voting equity interest in IB Finance Holdings, the parent company of GMAC Bank

- Prior to the transaction, IB Finance was jointly owned by GMAC and ResCap (GMAC held 100% of outstanding voting interests, and ResCap held non-voting equity interests) but consolidated with ResCap for stand-alone reporting purposes
  - At 12/31/08, ResCap stand-alone financial statements included $33 billion in assets associated with IB Finance and a $1.9 billion minority interest associated with GMAC ownership in the entity
- Transaction Mechanics
  - GMAC converted its $806 million of preferred interests in ResCap into $806 million of preferred interests in IB Finance consistent with the terms of the Exchange Agreement entered into on March 31, 2008
  - $830 million of ResCap debt was forgiven by GMAC in exchange for 100% of ResCap's remaining non-voting equity interest in IB Finance ("Class M Common Units")
  - ResCap has the right to market the Class M Common Units on similar terms and conditions to third parties for a period of 60 days following the closing, and will receive any upside should a third party buyer be identified
  - All business arrangements between ResCap and GMAC Bank will remain in place at closing
- As a result of this, all voting and economic interests in IB Finance are now owned directly by GMAC
  - IB Finance will no longer consolidate with ResCap for stand-alone reporting purposes
  - GMAC segment reporting is unaffected by this transaction

RESCAP

Q4 2008 GMAC Preliminary Results

9

Global Capital and Liquidity: GMAC Bank Continuing to grow GMAC Bank assets and deposits in line with FDIC guidelines Assets of $32.9 billion include $10.9 billion of assets at the auto division, and $22.0 billion of assets at the mortgage division Increased marketing efforts have raised deposits to $19.3 billion as of 12/31/08 More rapid growth of assets in the bank remains constrained by restrictions on affiliate related business Total FHLB borrowing capacity of $9.5 billion ($0.2 billion of which is unused) available to fund mortgage assets Note: GMAC Bank assets and deposits as presented on GMAC Bank call report filed with the FDIC. $3.5 $3.3 $4.1 $4.5 $7.2 $7.7 $10.6 $10.8 $10.7 $10.2 $1.71 $1.87 $2.16 $2.31 $1.51 $28.4 $30.3 $31.9 $32.9 $32.9 0 5 10 15 20 25 30 35 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Retail Deposits Brokered Deposits Other Deposits Total Assets ($ billions) 10

Supplemental Charts

                                  11

ResCap: Condensed Income Statement Note: Income statement presentation (condensed) as it appears on a GMAC reported basis Notable Items (Pre-Tax)* ($ millions) Q4 2008 Q4 2007 Revenue Total financing revenue $600 $1,288 Interest expense 777 1,421 Net financing loss (177) (133) Servicing fees 334 440 Servicing asset valuation and hedge activities, net (248) 34 Net loan servicing income 86 474 (Loss) gain on mortgage loans, net (56) 299 Gain on extinguishment of debt 757 521 Other loss (195) (388) Total other revenue 506 432 Total net revenue 415 773 Provision for credit losses 817 830 Noninterest expense 666 875 Loss before income tax benefit (1,068) (932) Income tax benefit (87) (11) Net loss ($981) ($921) ($ millions) Q4 2008 Q4 2007 ResCap gain/loss on investment securities, net (80) (399) ResCap provision for loan losses (817) (830) ResCap FX currency impacts (122) 12 Gain on extinguishment of debt (pre-tax) 757 521 12

ResCap: Mortgage Production 1  International includes some nonprime production. 1 1 Supplemental 1 International includes some nonprime production.
Note:  Totals may not foot due to rounding. ($ billions) Q4 2008 Q3 2008 Q2 2008 Q1 2008 Q4 2007 Q3 2007 Q2 2007 Q1 2007 Prime conforming $5.2 $6.8 $12.2 $15.4 $13.0 $12.2 $12.7 $9.6 Total conforming 5.2                6.8                12.2              15.4              13.0              12.2              12.7              9.6                Prime non-conforming 0.0                0.3                0.4                0.5                0.7                5.0                9.8                12.3              Government 2.9                4.1                3.8                2.0                1.2                1.0                0.8                0.6                Nonprime -                -                -                0.0                0.1                0.2                0.7                3.3                Prime second-lien 0.0                0.1                0.7                0.8                0.6                1.8                3.1                5.3                Total non-conforming 3.0                4.5                4.8                3.3                2.6                8.0                14.5              21.5              Total domestic 8.2 11.2 17.0 18.7 15.5 20.2 27.1 31.0 International 1 0.4 0.6 1.0 2.2 5.3 9.1 7.7 6.5 TOTAL $8.5 $11.9 $18.1 $20.9 $20.8 $29.3 $34.9 $37.5 Mortgage Loan Production by Type 0 5 10 15 20 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Prime Conforming Prime Non-conforming Government Nonprime Prime Second-lien Total International ($ bil) Mortgage Loan Production 0 10 20 30 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Total Domestic Total International ($ bil) 13

ResCap: Nonprime and Prime Exposure Prime and Other2                       1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average
      FICO 618) for the domestic business and international loans with at least some adverse credit history.              2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government.              3)  HFI is before allowance. Loans HFI are part of Finance receivables and loans (consumer) on GMAC’s financial statements.               *   Warehouse lending receivables are part of Finance receivables and Loans (commercial) on GMAC’s financial statements. Nonprime1 $4.2 billion of securitized assets (largely non-prime) at 12/31/08, with no
economic exposure Supplemental Loan Servicing Portfolio $36 $40 $44 $48 $53 $358 $386 $393 $412 $401 $0 $150 $300 $450 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Warehouse Lending Receivables* $0.2 $0.2 $0.1 $1.3 $1.2 $0.1 $0.2 $1.5 $1.6 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Held For Sale $5.9 $3.4 $0.8 $2.0 $1.1 $0.3 $2.6 $2.3 $9.2 $10.0 $0 $2 $4 $6 $8 $10 $12 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) Loans Held For Investment 3 $23.1 $20.3 $16.9 $5.6 $9.7 $7.7 $6.7 $25.3 $24.8 $23.3 $0 $15 $30 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 ($ bil) 14

HFS and HFI Q4 08 transfers: HFS to HFI $240 million HFI to HFS $17 million ResCap: Global HFS Portfolio Supplemental             Note: ResCap’s HFS is part of total Loans Held for Sale Q4 2008 Total HFS Portfolio of $2.6 billion 10% 33% 11% 0% 46% Prime Conforming Prime Nonconforming Nonprime Prime Second-lien Government Q4 2008 Distribution of $10.0 billion (Issuance and whole loan sales) 5% 67% 28% Non-Agency Public Securitizations Agency Non-Agency Whole Loans 15

ResCap: HFI Portfolio GMAC Bank HFI On-Balance Sheet HFI
Securitizations Non Bank HFI 159 Loans Fair Value The Q4 2007 pie chart represents the HFI portfolio before FAS 159 Fair Value Election on
January 1, 2008 which resulted in a $10.5 billion reduction in HFI balance related to
securitized loans  Supplemental             Note: ResCap’s HFI is part of Finance Receivables and Loans (consumer), net in GMAC’s financial statements. Q4 2007 Total HFI Portfolio of $42.2 billion 26% 36% 38% 7% 7% Q4 2008 Total HFI Portfolio of $25.9 billion 26% 60% 16

Supplemental

ResCap: Q4 Significant Items

GMAC ResCap
Significant Items (Pre-tax)
Q4 2008
($ millions)

	Q4 2008	**Q3 2008**	**Q2 2008**	**Q1 2008**	**YTD 2008**	**Q4 2007**	**Q3 2007**	**Q2 2007**	**Q1 2007**	**FY 2007**
Provision for Loan Losses	($825)	($661)	($467)	($302)	($2,255)	($836)	($884)	($330)	($545)	**($2,595)**
Gain/(Loss) on Sale of Loans[1]	(53)	(138)	(1,062)	(748)	(2,001)	(139)	(658)	174	(235)	**(858)**
Gain/(Loss) on Investment Securities, net	(80)	(42)	(90)	(444)	(656)	(399)	(333)	(56)	40	**(748)**
Lot Option/Model Home Impairment	(19)	(49)	(79)	(93)	(239)	(77)	(98)	(20)	(9)	**(204)**
Repurchase and Other Reserves	(114)	(166)	(125)	(34)	(439)	(107)	(0)	(60)	(160)	**(327)**
Loss on Foreclosed Real Estate (REO)	(90)	(49)	(75)	(85)	(299)	(172)	(138)	(70)	(22)	**(402)**
Net SFAS 159 impact recorded in Other Income	(37)	(72)	(74)	(54)	(237)	N/A	N/A	N/A	N/A	N/A
Restructuring Costs	(34)	(73)	(18)	(20)	(145)	(127)	-	-	-	**(127)**
Debt Retirement / Tender Offer	757	42	647	480	1,925	521	-	-	-	**521**
Gain from Deconsolidation of Securitized HFI[1]	(3)	-	-	-	(3)	438	88	-	-	**526**
FX Currency Impacts	(122)	(368)	46	(2)	(446)	12	1	(1)	4	**17**
Goodwill Impairment	-	-	-	-	-	-	(455)	-	-	**(455)**

1 Gain/(Loss) on Sale of Loans excludes the Gain/(Loss) from Deconsolidation of Securitized HFI

Note: These amounts are classified according to ResCap's income statement presentation (includes auto division of GMAC Bank).

RESCAP
Q4 2008 GMAC Preliminary Results
17

ResCap: Term Debt Maturity Profile Supplemental Note: Maturities as of 12/31/2008 and reflect par value of debt. Excludes collateralized borrowings in securitizations trusts representing mortgage lending related debt that is repaid upon the principal payments of the underlying assets, of $3.8 billion (as of 12/31/08). $0.56 $2.88 $0.21 $0.35 $1.86 $1.43 $1.45 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 2009 2010 2011 2012 2013 2014 2015 ($ billion) 18